Statement of Additional Information Supplement	December 1, 2018

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION OF
CERTAIN PUTNAM OPEN-END FUNDS

Effective December 1, 2018, the Statement of Additional Information is supplemented as follows:

The following non-fundamental policy is deleted in its entirety:

(1) The fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c).

The following disclosure replaces similar disclosure beneath the heading “INVESTMENT RESTRICTIONS”:

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The following disclosure beneath the heading “INVESTMENT RESTRICTIONS” is deleted in its entirety:

If, as a result of a change in values or net assets or other circumstances, greater than 15% of the fund’s net assets are invested in securities described in (a), (b) and (c) in non-fundamental policy (1) above, the fund will take such steps as are deemed advisable to protect the fund’s liquidity.

Similar disclosure related to Putnam Short Duration Bond Fund and Putnam Short-Term Municipal Income Fund in the subsection “Initial sales charges for class A, class M and class T shares”/“Initial sales charges for class A and class M shares”/“Initial sales charges for class A, class M and class N shares” (as applicable) under the section Sales Charges and Other Share Class Features — Retail Investors beneath the heading “HOW TO BUY SHARES” is deleted in its entirety and replaced with the following:

For Putnam Short Duration Bond Fund and Putnam Short-Term Municipal Income Fund only:

	CLASS A
		Amount of
		sales charge
		reallowed to
	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of
offering price ($)	offering price	offering price
Under 100,000	2.25%	2.00%
100,000 – 249,999	1.25%	1.00%
250,000 and above	NONE	1.00%

	CLASS M
		Amount of
		sales charge
		reallowed to
	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of
offering price ($)	offering price	offering price
Under 250,000	0.75%	0.75%
250,000 and above	N/A***	N/A***

*The funds will not accept purchase orders for class M shares (other than by employer-sponsored retirement plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $1 million or more.

**The funds will not accept purchase orders for class M shares (other than by employer-sponsored retirement plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $500,000 or more.

***The fund will not accept purchase orders for class M shares (other than by employer-sponsored retirement plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $250,000 or more.

The following disclosure is added as a new paragraph in the section “MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS”

Illiquid Investments. Each Putnam money market fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 10% of the fund’s net assets (taken at current value) would be invested in securities described in (a), (b) and (c). Rule 22e-4 under the 1940 Act provides that mutual funds (other than money market funds) may not acquire any illiquid investment if, immediately after the acquisition, the fund would have invested more than 15% of its net assets in illiquid investments that are assets. The term “illiquid investment” for this purpose means any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

A fund’s illiquid investments may be considered speculative and may be difficult to sell. The sale of many of these investments may be prohibited or limited by law or contract. Illiquid investments may be difficult to value for purposes of calculating a fund’s net asset value. A fund may not be able to sell illiquid investments when Putnam Management considers it desirable to do so, or a fund may be able to sell them only at less than their value. The larger size of certain fund holdings and the lack of liquidity in securities markets may limit a fund’s ability to sell illiquid investments, or to sell them at appropriate prices, thereby negatively impacting the fund.

SAI Multi-fund Supplement – 12/18